Annual Shareholders’ Meeting May 2, 2019

Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements identified in this presentation include those about revenues, income from the origination and sale of loans, net interest margin, quarterly provisions for loan losses, non-interest expense, loan growth, non-performing assets, and net charge-off of loans and other statements that are not historical facts. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the factors described in our Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including under the sections entitled “Risk Factors.” The risk factors described in Form 10-K and subsequent SEC filings are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements contained in this presentation. Other unknown or unpredictable factors also could materially and adversely affect our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward- looking statements. Page 2

Employer of Choice Vision Mission Values Best In Class Relationship Management To be the premier To continuously strengthen our • We put people first financial service relationships with employees, • We strive for excellence provider within the clients, and communities while • We act with integrity communities we driving long-term shareholder • We embrace change serve. value. • We are committed Operational Excellence to our communities • We celebrate success Financial Excellence Page 3

FIBK at a glance

OVERVIEW	
Headquarters	Billings, MT
Kroll Rating	BBB+
Market Cap	$2.36 Billion
Price / TBV	2.25
Dividend Yield*	2.98%
Average Volume	206,281
Total Assets	$13.300 Billion
Trust Assets Under Management	$4.865 Billion
Total Core Deposits**	$10.133 Billion

* Based on average closing price of $41.55 per NASDAQ for Q4 2018
** Core Deposits defined as total deposits excluding time deposits >$100,000
Sources: SNL and company reports

DESCRIPTION

- Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming:
  - Over 145 banking offices
  - 238 ATMs, plus 24,000 MoneyPass ATMs
- Offering a full suite of products:
  - Commercial Banking
  - Credit Card Products
  - Indirect Lending
  - Mortgage
  - Retail and small business
  - SBA Lending
  - Treasury Management
  - Wealth Management
- Guided by four strategic imperatives:
  - Employer of choice
  - Best in class client relationship management
  - Operational excellence
  - Financial excellence

ASSET MIX



Company Owned Life Insurance 2.1%
Premises & Equipment 1.8%
Other Assets 1.3%
Mortgage Servicing Rights 0.2%
OREO 0.1%
Goodwill & Intangible Assets 4.7%
Cash 6.2%
Investment Securities 20.1%
Net Loans 63.4%

LIABILITY MIX



Long-term debt 0.1%
Other 1.7%
REPOs 6.1%
Deposits 92.0%

2018 REVENUE BREAKDOWN



Non-Interest Income 24.9%
Net interest income 75.1%

As of December 31, 2018

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Building the First Interstate Franchise 2018 Inland Northwest Bank, filling in Closed April 2019 footprint in the PNW $826.8 million 20 Branches Idaho Independent Bank $725 million 11 Branches 2016 Community 1st Bank Flathead Bank of Bigfork $130 million 3 Branches $225 million 7 Branches FIBK IIBK 2017 CMYF Bank of the Cascades $3.2 Billion 46 branches 2014 Mountain West Financial Corp. 2015 Absarokee Bancorporation, Inc. 1968 Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming Page 5

2018 Financial Overview Page 6

Strong Deposit Base $10.68 Billion in Deposits CDs > $100k 5% Time Other 7% Demand Non-Interest Bearing 30% Savings 30% Demand Interest Bearing 28% Low Cost of Funds: 43 basis points Page 7 As of December 31, 2018

Balance of Consumer and Business Deposits (In Billions) $12 47% $10 47% $8 47% 48% 49% 49% 49% $6 53% 53% $4 53% 52% 51% 51% 51% $2 $0 2012 2013 2014 2015 2016 2017 2018 Total Consumer Deposits Total Business Deposits Page 8

Market Share MARKET MARKET ALLOCATION OF DEPOSITS LOCATION SHARE* LOCATION SHARE* JUNE 2018 JUNE 2018 Laramie, WY 48% Bozeman, MT 16% Washington 5% Riverton, WY 43% Kalispell, MT 15% Idaho 6% Sheridan, WY 40% Jackson, WY 14% South Dakota Missoula, MT 32% Cheyenne, WY 12% 8% Casper, WY 30% Nampa, ID 11% Montana 40% Great Falls, MT 30% Medford, OR 8% Gillette, WY 28% Rapid City, SD 8% Oregon Billings, MT 26% Boise, ID 2% 17% Redmond, OR 26% Lynnwood, WA 2% Spearfish, SD 25% Eugene, OR 2% Bend, OR 24% Salem, OR 1% Wyoming Helena, MT 21% Portland, OR .5% 24% *The market share percentages are per the FDIC, not including Credit Union Deposits within each community. Page 9 As of December 31, 2018

Asset and Net Income Growth Net Income Growth Asset Growth (based on reported earnings including non-core items) (in millions) $250 $14,000 CAGR – 19.1% CAGR – 21.9% CAGR – 11.6% $12,000 $200 $10,000 $150 $8,000 $100 $6,000 $4,000 $50 $2,000 $0 Net Income before Tax Net Income before Tax and $0 Provision Asset Growth 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Page 10

Loan and Deposit Growth LOANS DEPOSITS $9,000,000 6.00% $12,000,000 Organic CAGR (9YR) = 1.61% Organic CAGR (9YR) = 1.13% Organic CAGR (5YR) = 3.80% Organic CAGR (5YR) = 0.99% $8,000,000 $10,500,000 5.00% $7,000,000 $9,000,000 $6,000,000 4.00% $7,500,000 $5,000,000 3.00% $6,000,000 $4,000,000 $4,500,000 $3,000,000 2.00% $3,000,000 $2,000,000 1.00% $1,000,000 $1,500,000 $0 0.00% $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Organic Loans Acquired Loans NPA/Total Loans Organic Deposits Acquired Deposits Page 11

Improving Asset Quality NON-PERFORMING ASSETS TO TOTAL ASSETS 1.20% 0.96% 0.98% 1.00% 0.80% 0.80% 0.74% 0.74% 0.68% 0.63% 0.63% 0.60% 0.55% 0.40% 0.20% 0.00% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2016 2017 2017 2017 2017 2018 2018 2018 2018 NON-PERFORMING LOANS TO TOTAL LOANS NON-PERFORMING ASSETS TO TOTAL LOANS + OREO 1.60% 1.47% 2.00% 1.40% 1.58% 1.64% 1.14% 1.20% 1.06% 1.50% 1.29% 0.95% 0.97% 1.20% 1.16% 0.87% 1.08% 0.78% 1.02% 0.98% 0.80% 0.68% 1.00% 0.85% 0.40% 0.50% 0.00% 0.00% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2016 2017 2017 2017 2017 2018 2018 2018 2018 2016 2017 2017 2017 2017 2018 2018 2018 2018 Page 12 As of December 31, 2018

FIBK — Performance to Peers Percentile Ranking to Peer Group* 100.00% 90.00% 90.00% 85.60% 80.00% 70.10% 71.10% 69.60% 69.50% 69.40% 70.00% 65.80% 63.20% 59.80% 60.00% 51.80% 53.90% 50.00% 43.90% 42.00% 40.00% 30.00% 20.80% 20.00% 10.00% 5.30% 0.00% *2018 FY Percentile rank based on 2018 proxy peer group. Page 13

Shareholder Metrics IPO through 4/22/19 Page 14

We are Delivering Results Since the IPO in March 2010, FIBK has delivered a 270% total return to shareholders FIBK: TOTAL RETURN (03/23/2010 THROUGH 04/22/2019) 350 300 270.33% 250 200 150 Percent (%) Percent 100 50 0 -50 Jun-10 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Sep-12 Sep-15 Sep-10 Sep-11 Sep-13 Sep-14 Sep-16 Sep-17 Sep-18 Mar-16 Mar-19 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-17 Mar-18 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Source: Bloomberg Page 15

FIBK Shareholder Return vs. Indices FIBK: TOTAL RETURN (03/23/2010 THROUGH 04/22/2019) 350 300 270.33% 250 200 199.05% 150 128.81% 100 Percent (%) Percent 50 0 -50 -100 Jun-13 Jun-18 Jun-10 Jun-11 Jun-12 Jun-14 Jun-15 Jun-16 Jun-17 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Dec-15 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-16 Dec-17 Dec-18 FIBK S&P 500 Index KBW Bank Index Source: Bloomberg Page 16

FIBK Price Return vs. Peers FIBK VERSUS PEER GROUP* (03/23/10 Through 04/22/19) 250.00% 225.00% 186% 200.00% FIBK PEER GROUP 175.00% 150.00% 125.00% 100.00% 93% 75.00% 50.00% 25.00% 0.00% -25.00% -50.00% 3/23/2012 3/23/2010 9/23/2010 3/23/2011 9/23/2011 9/23/2012 3/23/2013 9/23/2013 3/23/2014 9/23/2014 3/23/2015 9/23/2015 3/23/2016 9/23/2016 3/23/2017 9/23/2017 3/23/2018 9/23/2018 3/23/2019 *Price appreciation only. Excludes dividends. Peer index is equal weight in the following securities: , Inc. (BXS), Banner Corporation (BANR), Chemical Financial Corporation (CHFC), Columbia Banking System, Inc. (COLB), F.N.B. Corporation (FNB), First Financial Bancorp. (FFBC), First Midwest Bancorp, Inc. (FMBI), Fulton Financial Corporation (FULT), Glacier Bancorp, Inc. (GBCI), IBERIABANK Corporation (IBKC), International Bancshares Corporation (IBOC), NBT Bancorp Inc. (NBTB), Old National Bancorp (ONB), Renasant Corporation (RNST), Simmons First National Corporation (SFNC), Trustmark Corporation (TRMK), United Bankshares, Inc. (UBSI), United Community Banks, Inc. (UCBI), Washington Federal, Inc. (WAFD), WesBanco, Inc. (WSBC) Page 17

Growing Dividend Dividends $1.40 1.24 The Company has consistently $1.20 1.12 paid quarterly dividends for over $1.00 0.96 25 years. 0.88 $0.80 0.8 0.64 $0.60 0.61 The dividend has increased 176% $0.40 0.45 0.45 0.41 since the IPO in 2010. $0.20 $0.00 2010 2011 2012* 2013 2014 2015 2016 2017 2018 2019** * Accelerated Dividend paid in 2012 ** March 2019 Annualized Dividend Page 18

Maximizing Shareholder Value Management’s priority is to deploy capital through: Organic Growth Strategic M&A Stock Repurchases Dividends Special Dividends Page 19

Why Invest in First Interstate BancSystem? • Committed to Increasing Shareholder Value • Long Track Record of Profitability • Strong Core Deposit Funding • Conservative Credit Strategy which Limits Exposure to Large Losses • Diversified Client Base Tempers Economic Volatility • Expansion into Northwest Region Strengthens Foundation for Future Growth Page 20

Thank You